UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2013

DIGITALGLOBE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34299	31-1420852
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1601 Dry Creek Drive, Suite 260

Longmont, Colorado 80503

(Address of principal executive offices, including zip code)

(303) 684-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Conditions.

On February 26, 2013, DigitalGlobe, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2012. A copy of the press release is furnished herewith as Exhibit 99.1.

The information contained in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language contained in such filing, unless otherwise expressly stated in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 20, 2013, the Company appointed Ms. Susan M. Fox as the Company’s Chief Accounting Officer, reporting to Mr. Yancey L. Spruill. Ms. Fox, 60, served as the Company’s interim Chief Accounting Officer since September 2012.

From 2010 to 2011, Ms. Fox was an independent consultant providing technical accounting services to assist clients in strengthening reporting and accounting processes. From 2004 to 2008, Ms. Fox was Vice President, Finance & Worldwide Corporate Controller for Plantronics, Inc., an electronics company producing audio communications equipment for business and consumers, where she was responsible for Accounting, External Reporting, Tax, Treasury, and Financial Planning and Analysis. In addition, Ms. Fox has over 20 years of experience at a variety of high technology companies, including Quantum Corporation, a global expert in data protection and big data management solutions, where she was VP Finance and Worldwide Controller, Advent Software, a software company, where she was VP Finance, and Hitachi Data Systems, an information technologies, services and solutions company, where she was Director of Finance. Ms. Fox is a Certified Public Accountant and also holds a Master of Business Administration degree.

In connection with this expansion of the Company’s accounting and financing team, Mr. Spruill will relinquish his duties as Principal Accounting Officer to Ms. Fox and will continue to exercise his existing responsibilities and operate in his role as the Company’s Executive Vice President, Chief Financial Officer and Treasurer.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

Exhibit 99.1	DigitalGlobe, Inc.’s press release, dated February 26, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITALGLOBE, INC.

Date: February 26, 2013	By:	/s/ YANCEY L. SPRUILL
Yancey L. Spruill
Executive Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit Number	Description

Exhibit 99.1	DigitalGlobe, Inc.’s press release, dated February 26, 2013